UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 12, 2007

Hanover Direct, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-08056	13-0853260
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 Harbor Boulevard, Weehawken, NJ	07086
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(201) 863-7300

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On April 12, 2007, the Registrant issued the press release attached as Exhibit 99.1 announcing that it had completed the previously announced going private transaction with Chelsey Direct, LLC, the Company’s largest shareholder pursuant to the terms of an Agreement and Plan of Merger among Chelsey Direct, LLC, Chelsey Acquisition, Inc. and Registrant dated as of November 27, 2006, as amended on March 7, 2007.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits.

99.1	Press Release, dated April 12, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANOVER DIRECT, INC.
(Registrant)

April 12, 2007	By:	/s/ Daniel J. Barsky
		Name:	Daniel J. Barsky
		Title:	Senior Vice President, General Counsel